UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)—January 21, 2026
ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 279-5700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:		Trading Symbol(s)	Name of exchange on which registered
Common Shares	$0.01 par value per share	AGO	New York Stock Exchange
Assured Guaranty US Holdings Inc. 6.125% Senior Notes due 2028 (and the related guarantee of Registrant)		AGO/28	New York Stock Exchange
Assured Guaranty US Holdings Inc. 3.150% Senior Notes due 2031 (and the related guarantee of Registrant)		AGO/31	New York Stock Exchange
Assured Guaranty US Holdings Inc. 3.600% Senior Notes due 2051 (and the related guarantee of Registrant)		AGO/51	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 21, 2026, Assured Guaranty UK Holdings Ltd (the “Purchaser”), a wholly owned subsidiary of Assured Guaranty Ltd. (“AGL” and, together with its affiliates, “Assured Guaranty”) entered into a sale and purchase agreement (the “Purchase Agreement”) with Long Duration Financing Sub LLC (“Long Duration”), Blue Owl GP Stakes V (B) LP (the “Blue Owl Seller”), Axonic Funding (Cayman) LP (the “Axonic Funding Seller”) and Axonic Capital LLC (the “Axonic Capital Seller” and, together with Long Duration, the Blue Owl Seller and the Axonic Funding Seller, the “Sellers”), pursuant to which the Purchaser agreed to purchase, and the Sellers agreed to sell, all of the issued and outstanding share capital of Warwick Company (UK) Limited (“Warwick Holdings” and, together with its subsidiaries, “Warwick Group”) for cash consideration of approximately $158 million (the “Purchase Price”) (the “Transaction”). The Purchase Price is subject to certain post-closing adjustments. A portion of the Purchase Price is held by a third-party escrow agent pending final agreement on Warwick Group’s book value based on its consolidated balance sheet as of December 31, 2025, in accordance with accounting treatments set forth in the Purchase Agreement.

The Transaction closed on January 21, 2026. Warwick Holdings is the 100% indirect owner of Warwick Re Limited (“Warwick Re”), a Class E long-term (life) reinsurance company incorporated and registered in Bermuda. Prior to the closing of the Transaction, Assured Guaranty received the Bermuda Monetary Authority’s prior no-objection under the provisions of the Insurance Act 1978 of Bermuda to become a shareholder controller (as defined in the Insurance Act 1978 of Bermuda) of Warwick Re.

Pursuant to the Purchase Agreement, certain of the Sellers have agreed to indemnify the Purchaser for losses arising from specified matters, subject to certain limitations.

In connection with the Purchase Agreement, the Purchaser also entered into a warranty deed (the “Warranty Deed” and, together with the Purchase Agreement, the “Transaction Documents”) with Warwick Holdings, pursuant to which Warwick Holdings provided customary representations and warranties related to the Warwick Group. The Purchaser separately has obtained a warranty and indemnity insurance policy, effective as of the date of entry into the Purchase Agreement and the Warranty Deed, that provides coverage for certain breaches of representations and warranties and is subject to certain exclusions, retention limits, policy limits and other terms and conditions set forth therein.

The foregoing descriptions of the Transaction Documents are not complete and are qualified in their entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference, and the Warranty Deed, which is filed as Exhibit 2.2 to this Current Report on Form 8-K and incorporated herein by reference. The warranties, covenants and other agreements contained in the Transaction Documents are solely for the benefit of the Purchaser, the Sellers and the other persons expressly identified in the Purchase Agreement as third party beneficiaries. In addition, the warranties, covenants and other agreements contained in the Transaction Documents are qualified by confidential disclosures. Assured Guaranty’s investors and security holders are not third party beneficiaries under the Transaction Documents and should not place undue reliance on the warranties, covenants or other agreements or any descriptions thereof as characterizations of the actual state of facts or the condition of the assets, liabilities or the business that are the subject of the Transaction Documents. Moreover, certain information concerning the assets, liabilities or the business that are the subject of the Transaction Documents may change after the date of the Transaction Documents and such subsequent information may or may not be fully reflected in Assured Guaranty’s public disclosures. Assured Guaranty does not believe that the schedules or disclosure letters omitted from this filing contain information that is material to Assured Guaranty’s investors and security holders.

Item 7.01. Regulation FD Disclosure.

On January 21, 2026, AGL issued a press release announcing the signing of the Purchase Agreement and closing of the Transaction referred to in Item 1.01 above. A copy of the press release is attached as Exhibit 99.1 hereto. In addition, on January 21, 2026, AGL made available in the Investor Information section of its website (https://assuredguaranty.com/presentations) the presentation entitled “Annuity Reinsurance Platform”.

The information in this Item 7.01 and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

Any forward-looking statements made herein reflect Assured Guaranty’s current views with respect to future events and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. These risks and uncertainties include, but are not limited to, the possibility that Assured Guaranty's strategies or strategic transactions do not result in the benefits anticipated or subject Assured Guaranty to negative consequences; the impact of the announcement of Assured Guaranty’s strategies on Assured Guaranty and the perception of Assured Guaranty by its investors, regulators, rating agencies, and employees; the failure of Assured Guaranty to successfully integrate acquired businesses; risks related to the expansion into annuity reinsurance and the launching of Assured Life Reinsurance Ltd. (Assured Life Re); the potential unavailability of future capital resources for Assured Life Re; the possibility that Assured Guaranty Re Overseas Ltd. may not have capacity to support Assured Life Re through guaranties; the possibility that longevity, mortality, lapse, withdrawal or surrender experience in Assured Life Re’s annuity reinsurance business is less favorable than the rates used in pricing its reinsurance agreements; the possibility that investments made by Assured Guaranty for its investment portfolio do not result in the benefits anticipated or subject Assured Guaranty to negative consequences, including resulting from asset market price volatility, failure to effectively match assets and liabilities, interest rate sensitivities of assets, and asset downgrades and defaults; the inability of Assured Life Re to reach the scale necessary to support operating expenses; the availability of sufficient liquidity to cover unexpected stress in Assured Life Re’s reinsurance portfolio; hedging costs and effectiveness; loss of key personnel; difficulties executing Assured Guaranty’s business strategy, including market acceptance of the Assured Life Re platform; market rates of return for business opportunities; and other risks and uncertainties that have not been identified at this time, management’s response to these factors, and other risk factors identified in Assured Guaranty’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which are made as of the date hereof. Assured Guaranty undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
2.1*+
Sale and Purchase Agreement, dated January 21, 2026, among Assured Guaranty UK Holdings Ltd, Long Duration Financing Sub LLC, Blue Owl GP Stakes V (B) LP, Axonic Capital LLC and Axonic Funding (Cayman) LP

2.2*+	Warranty Deed, dated January 21, 2026, by and between Assured Guaranty UK Holdings Ltd and Warwick Company (UK) Limited
99.1	Press release dated January 21, 2026
104.1	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
* Certain schedules and portions of exhibits have been omitted from this filing pursuant to Item 601(a)(5) and Item 601(b)(2) of Regulation S-K. A copy of any omitted information will be furnished to the Securities and Exchange Commission upon request.

+ Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assured Guaranty Ltd.

By:	/s/ Ling Chow
Name: Ling Chow Title: General Counsel
DATE: January 21, 2026

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